Risk Management	12 Months Ended
Dec. 31, 2015
Risks And Uncertainties [Abstract]
Risk Management
11.	Risk Management:

The principal financial assets of the Company consist of cash and cash equivalents, amounts due from related parties and trade accounts receivable due from charterers. The principal financial liabilities of the Company consist of long-term bank loans and accounts payable and due to related parties.

Interest Rate Risk

The Company’s interest rates are calculated at LIBOR plus a margin. Long-term loans and repayment terms are described in Note 8. The Company’s exposure to market risk from changes in interest rates relates to the Company’s bank debt obligations.

Credit Risk

Credit risk is minimized since accounts receivable from charterers are presented net of the relevant provision for uncollectible amounts, whenever required. On the balance sheet date there were no significant concentrations on credit risk. The maximum exposure to credit risk is represented by the carrying amount of each financial asset in the balance sheet.

Currency risk

The Company’s transactions are denominated primarily in U.S. Dollars; therefore overall currency exchange risk is limited. Balances in foreign currency other than U.S. Dollars are not considered significant.

Fair Value

The fair values of cash and cash equivalents, accounts receivable and accounts payable approximate their respective approximate their respective carrying amounts due to their short term nature. The fair value of long-term bank loans with variable interest rates approximate the recorded values, generally due to their variable interest rates.

The Company at December 31, 2014, determined the fair value of one of its vessels at market value, through Level 3 of the fair value hierarchy as defined in FASB guidance for Fair Value Measurements. Level 3 data are derived principally from or corroborated by unobservable data, for example brokers valuations. The Company performs such an exercise on an annual basis and whenever circumstances indicate so. All other nonfinancial assets or nonfinancial liabilities are carried at fair value at December 31, 2015.